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                                   PROXY CARD

                           TRAVELERS SERIES FUND INC.

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 18, 2001


     The undersigned hereby appoints Heath B. McLendon, Christina T. Sydor and Judith C. Loomis (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Travelers Series Fund Inc. -- the Smith Barney Pacific Basin Portfolio (the "Acquired Fund") (the "Meeting") to be held at the offices of Travelers Series Fund Inc., -- 7 World Trade Center, Downtown Conference Center, New York, New York 10048 on Wednesday, April 18, 2001 at 12:00 p.m. and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Smith Barney Pacific Basin Portfolio that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meetings, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS/PROXY STATEMENT STATEMENT/PROSPECTUS DATED MARCH 22, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC., WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve or disapprove the Company's Plan of Reorganization dated as of February 14, 2001 providing for (i) the acquisition of all of the assets and liabilities of the Acquired Fund by Travelers Series Fund Inc.--Smith Barney International All Cap Growth Portfolio ("Acquiring Fund"); (ii) the amendment of the Company's Charter reclassifying all shares of the Acquired Fund as shares of the Acquiring Fund; and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Acquired Fund.

     | |FOR          | |AGAINST           | |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE
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MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS
GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS SHAREHOLDER NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

--------------------------------       --------------------------------
SIGNATURE                  DATE        SIGNATURE(JOINT OWNER)     DATE
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                           TRAVELERS SERIES FUND INC.

                  INSTRUCTIONS OF VARIABLE ANNUITY CONTRACT OR
                      VARIABLE LIFE INSURANCE POLICY OWNER
           FOR VOTING SHARES OF SMITH BARNEY PACIFIC BASIN PORTFOLIO

EVERY VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR INSTRUCTION FORM IN THE ENCLOSED ENVELOPE TODAY.

     The undersigned, revoking previous proxies, hereby instructs the insurance company that is the issuer of the variable contract or policy referred to below (the "Insurance Company"), to vote all shares of the Smith Barney Pacific Basin Portfolio (the "Pacific Basin Portfolio"), a series of the Travelers Series Fund, Inc., that have been purchased by one or more separate accounts of the Insurance Company to fund benefits payable under a variable annuity contract or variable life insurance policy held by the undersigned, at the Special Meeting of the Shareholders of the Pacific Basin Portfolio, to be held at the offices of Travelers Series Fund Inc. 7 World Trade Center, Downtown Conference Center, New York, New York 10048 on Wednesday, April 18, 2001 at 12:00 p.m. and at any adjournment or adjournments thereof. The Insurance Company is hereby instructed to vote on the proposals described in the Combined Prospectus/Proxy Statement dated March 22, 2001 as specified below. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

VOTE THIS INSTRUCTION FORM TODAY. YOUR PROMPT RESPONSE WILL SAVE TRAVELERS SERIES FUND, INC. THE EXPENSE OF ADDITIONAL MAILINGS.

PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DISCUSSION OF THE PROPOSED MATTER. IF NO SPECIFICATION IS MADE, THE FORM SHALL BE VOTED FOR THE PROPOSAL. AS TO ANY OTHER MATTER, THE INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC. RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

(1) To approve or disapprove the Company's Plan of Reorganization dated as of February 14, 2001 providing for (i) the acquisition of all of the assets and liabilities of the Pacific Basin Portfolio by Travelers Series Fund Inc.--Smith Barney International All Cap Growth Portfolio ("Acquiring Fund"); (ii) the amendment of the Company's Charter reclassifying all shares of the Pacific Basin Portfolio as shares of the Acquiring Fund; and
     (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Pacific Basin Portfolio.



| |FOR             | |AGAINST             | |ABSTAIN
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                    NOTE: Please sign exactly as your name(s) appear(s) on this instruction form. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this form. Please sign, date and return in the enclosed envelope.

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                    Signature

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                    Signature of joint owner, if any

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                    Date

         PLEASE MARK, SIGN AND DATE YOUR INSTRUCTION FORM AND RETURN IT
                PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.